Careview Communications, Inc. 8-K

Exhibit 10.37

HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.

ALLONGE NO. 4 TO SENIOR SECURED CONVERTIBLE NOTE

(issued January 31, 2012)

March 8, 2022

This Allonge No. 4 to Senior Secured Convertible Note (this “Allonge”) shall be affixed to that certain Senior Secured Convertible Note dated January 31, 2012 (as amended by Allonge No. 1 to Senior Secured Convertible Note, dated June 26, 2015, Allonge No. 2 to Senior Secured Convertible Note, dated July 10, 2018, and Allonge No. 3 to Senior Secured Convertible Note, dated April 20, 2021, the “Note”), issued in the original principal amount of $2,671,000, made by CareView Communications, Inc., a Nevada corporation (the “Company”) and payable to the order of HealthCor Hybrid Offshore Master Fund, L.P. (the “Holder”), and shall become a permanent part thereof and shall amend the Note as provided herein.

1.	Amendment to Maturity Date. The second sentence of Section 1 of the Note is hereby deleted and replaced with the following:

The “Maturity Date” shall be the earlier to occur of (a) April 20, 2023 or (b) 120 calendar days following a written demand for payment by the Holder to the Company; provided, that such written demand may not be given prior to the twelve month anniversary of the date on which the obligations of the Company under the PDL Credit Agreement are repaid in full.

2.           No Further Amendments; Authorization to Affix to Note. Except as specifically amended hereby, the Note shall remain in full force and effect. The Company hereby authorizes the Holder to affix this Allonge to the Note and it shall for all purposes henceforth be part of the Note.

[signature page follows]

[Signature Page to Allonge No. 4 to CareView Communications Inc. Secured Convertible Note
Issued January 31, 2012 (Hybrid Fund)]

IN WITNESS WHEREOF, the Company has caused this Allonge to be executed by its officer thereunto duly authorized, as of the date first above written.

COMPANY:

CAREVIEW COMMUNICATIONS, INC.,
a Nevada corporation

By:	/s/ Steven G. Johnson
Name: Steven Johnson
Title: Chief Executive Officer

AGREED AND ACCEPTED:

HOLDER:

HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.
By:	HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:	/s/ Laurie Hadick
Name:	Laurie Hadick
Title:	CCO

[Signature Page to Allonge No. 4 to CareView Communications Inc. Secured Convertible Note
Issued January 31, 2012 (Hybrid Fund)]